UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 90549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

ADVAXIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

Dear Stockholder:

You are cordially invited to our 2018 Annual Meeting of Stockholders, to be held at 10:00 a.m. Eastern time, on March 21, 2018, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, stockholders will be asked to (i) elect five directors for a term of one year, (ii) approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized share capital by 30,000,000 shares of common stock, (iii) approve our 2018 Employee Stock Purchase Plan, and (iv) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2018. You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended October 31, 2017 on the Internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about February 6, 2018. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the proxy statement or the accompanying 2017 Annual Report, please contact Sara M. Bonstein, our Chief Financial Officer and Corporate Secretary at (609) 250-7510.

We look forward to seeing you at the 2018 Annual Meeting.

Sincerely,

Anthony A. Lombardo
Interim Chief Executive Officer

February 6, 2018
Princeton, New Jersey

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2018 Annual Meeting of Stockholders of Advaxis, Inc. will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016, on March 21, 2018, at 10:00 a.m., Eastern Time, to consider and act upon the following:

1.	To elect five members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized share capital by 30,000,000 shares of common stock.

3.	To approve our 2018 Employee Stock Purchase Plan.

4.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2018, which we refer to as fiscal 2018.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our proxy statement and annual report to stockholders for the year ended October 31, 2017 can also be viewed online by following the instructions listed on our proxy card.

Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about February 6, 2018. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended October 31, 2017 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”

If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.

Holders of record of the Company’s common stock at the close of business on January 19, 2018 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing of this Notice of our 2018 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is on or about February 6, 2018.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Sara M. Bonstein
Chief Financial Officer and Corporate Secretary

February 6, 2018
Princeton, New Jersey

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 21, 2018.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED OCTOBER 31, 2017 ARE AVAILABLE AT HTTP://IR.ADVAXIS.COM/FINANCIAL - INFORMATION/SEC - FILINGS

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 21, 2018

This proxy statement is being made available via Internet access, beginning on or about February 6, 2018, to the owners of shares of common stock of Advaxis, Inc. (the “Company,” “our,” “we,” or “Advaxis”) as of January 19, 2018, in connection with the solicitation of proxies by our Board of Directors for our 2017 Annual Meeting of Stockholders (the “Annual Meeting”). On or about February 6, 2018, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended October 31, 2017. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on March 21, 2018.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016.

What items will be voted on at the Annual Meeting?

There are four matters scheduled for a vote:

●	To elect five members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

●	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized share capital by 30,000,000 shares of common stock;

●	To approve our 2018 Employee Stock Purchase Plan; and

●	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2018, which we refer to as fiscal 2018.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

●	“FOR” the election of each of the five nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized share capital by 30,000,000 shares of common stock;

●	“FOR” the approval of our 2018 Employee Stock Purchase Plan;

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2018.

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INFORMATION ABOUT THE VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on January 19, 2018, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 41,542,691 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

●	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What constitutes a quorum at the Annual Meeting?

In accordance with Delaware law (the law under which we are incorporated) and our Amended and Restated Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of at least one-third of the shares of our common stock outstanding on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

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If a quorum is not present at the Annual Meeting, a majority in voting interest of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

What is a proxy?

A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Anthony A. Lombardo or Sara M. Bonstein, as your proxies. Mr. Lombardo or Ms. Bonstein may act on your behalf and have the authority to appoint a substitute to act as your proxy.

How do I vote?

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

●	By Internet — If you have Internet access, you may authorize your proxy from any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.”

●	By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

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Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Sara M. Bonstein, Chief Financial Officer and Corporate Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

●	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

●	“FOR” the election of each of the five nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized share capital by 30,000,000 shares of common stock;

●	“FOR” the approval of our 2018 Employee Stock Purchase Plan; and

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2018.

How are votes counted?

Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) which govern voting matters at the Annual Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

Under NYSE rules the following matters are considered to be “routine” matters: (i) the ratification of Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2018 and (ii) the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized common stock by 30,000,000 shares. Brokers that hold your shares therefore have discretionary authority to vote your shares without receiving instructions from you on such matters.

What vote is required to elect our directors for a one-year term?

The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Votes withheld, and broker non-votes will not affect the outcome of director elections.

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What vote is required to ratify Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2018?

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2018. Abstentions will have the same effect as a negative vote. However, broker non-votes, if any, as this is a “routine” matter under NYSE rules, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter and, therefore, have no effect on the result of this vote (see “How are Votes Counted?” above).

What vote is required to approve an amendment to our Certificate of Incorporation to increase our authorized common stock by 30,000,000 shares?

The affirmative vote of a majority of our common stock outstanding is required to approve the amendment to our Certificate of Incorporation to increase our authorized common stock by 30,000,000 shares. The effect of an abstention or a broker non-vote, if any, as this is a “routine” matter under NYSE rules, is the same as that of a vote against the proposal (see “How are Votes Counted?” above).

What vote is required to approve our 2018 Employee Stock Purchase Plan?

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve our 2018 Employee Stock Purchase Plan. Abstentions will have the same effect as a negative vote.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

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Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Sara M. Bonstein, our Chief Financial Officer and Corporate Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by telephone: (609) 250-7510 or by fax: (609) 452-9818.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. Currently, our Board of Directors consists of seven members. Governor Ridge and Dr. McKearn will not stand for reelection at our 2018 Annual Meeting of Stockholders. Governor Ridge has chosen to not stand for reelection so as to focus on his health and rehabilitation and Dr. McKearn is pursuing other opportunities. The Company would like to thank both Governor Ridge and Dr. McKearn for their service and contributions. We have proposed five individuals for nomination to our Board. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” elsewhere in this proxy statement.

Unless otherwise instructed, the persons named in the proxy will vote to elect the five nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than five directors.

Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of January 31, 2018 is set forth below:

Name	Age	Position
Dr. David Sidransky	57	Chairman of our Board of Directors
Dr. James P. Patton	60	Vice Chairman of our Board of Directors
Roni A. Appel	51	Director
Richard J. Berman	75	Director
Dr. Samir N. Khleif	54	Director

Biographical information for all nominated directors and current directors is provided in the Corporate Governance Matters section elsewhere in this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 RELATING TO ELECTING EACH OF THE FIVE NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2

APPROVAL OF an amendment to our AMENDED AND RESTATED Certificate of Incorporation to INCREASE our authorized shareS OF COMMON STOCK by 30,000,000 shares from 65,000,000 to 95,000,000

Overview

Our Amended and Restated Certificate of Incorporation (the “Certificate”) currently authorize us to issue an aggregate of 65,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share.

Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Certificate (the “Amendment”) to increase the number of shares of common stock authorized for issuance by 30,000,000 shares, bringing the total number of authorized shares of common stock to 95,000,000 shares. The text of the proposed Amendment is attached hereto as Exhibit A.

No changes to the Certificate are being proposed with respect to the number of authorized shares of preferred stock. Other than the proposed increase in the number of authorized shares of common stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the Amendment would have rights identical to the currently outstanding common stock of the Company. Our stockholders do not currently have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

The Board of Directors has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment.

Reasons for Increase

The Board of Directors believes that it is prudent to increase the authorized number of shares of common stock in order to maintain a reserve of shares available for immediate issuance to meet business needs, such as a strategic acquisition opportunity or equity offering, promptly as they arise. The Board of Directors believes that maintaining such a reserve will save time and money in responding to future events requiring the issuance of additional shares of common stock, such as strategic acquisitions or future equity offerings.

All authorized but unissued shares of common stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors (including issuances in connection with issuances to raise capital, effect acquisitions or stock-based employee benefit plans), without further vote of the stockholders, except as required under applicable law or the Nasdaq Marketplace Rules. There are currently no arrangements, agreements or understandings for the issuance of the additional shares of authorized common stock except for issuances in the ordinary course of business. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by law or the Nasdaq Marketplace Rules.

If the Proposed Amendment is approved by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware General Corporation Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK BY 30,000,000 SHARES FROM 65,000,000 TO 95,000,000.

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PROPOSAL NO. 3

APPROVAL OF THE ADVAXIS, INC. 2018

EMPLOYEE STOCK PURCHASE PLAN

We are seeking stockholder approval of the Advaxis, Inc. 2018 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), which was approved by the Board of Directors on January 23, 2018, subject to approval by the stockholders at the Annual Meeting. If approved by the stockholders, the Plan will be effective as of the date of the Annual Meeting.

The purpose of the Employee Stock Purchase Plan is to provide eligible employees of the Company and certain of its subsidiaries an opportunity to use payroll deductions to purchase shares of our common stock and thereby acquire an ownership interest in the Company. The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Internal Revenue Code.

The maximum aggregate number of shares of our common stock that may be purchased under the ESPP will be 1,000,000. As of January 19, 2018, there were approximately 108 employees eligible to participate in the Employee Stock Purchase Plan.

A summary of the Employee Stock Purchase Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the plan, which is filed with this Proxy Statement as Exhibit B.

Summary of the Plan

Administration

Subject to the express provisions of the Employee Stock Purchase Plan, the Compensation Committee of our Board has authority to interpret and construe the provisions of the Employee Stock Purchase Plan, to adopt rules and regulations for administering the Employee Stock Purchase Plan, and to make all other determinations necessary or advisable for administering the Employee Stock Purchase Plan. The Employee Stock Purchase Plan will be administered in order to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code.

Stock Subject to the Plan

Subject to adjustment as provided in the Employee Stock Purchase Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to the Employee Stock Purchase Plan is 1,000,000. As of January 19, 2018, the closing price of our common stock on NASDAQ was $2.93 per share.

Eligibility; Grant and Exercise of Options

All employees of the Company are eligible to participate in the Employee Stock Purchase Plan as of the second offering period following their most recent date of hire.

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No employee may be granted options to purchase shares of our common stock under the Employee Stock Purchase Plan if such employee (i) immediately after the grant would own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or (ii) holds rights to purchase shares of our common stock under all of our employee stock purchase plans (as defined in Section 423 of the Internal Revenue Code) that accrue at a rate that exceeds $25,000 worth of shares of our common stock for each calendar year.

Plan Provisions

The Employee Stock Purchase Plan provides for monthly offering periods coinciding with each calendar month, unless specified otherwise by the committee. Eligible employees may elect to become a participant in the Employee Stock Purchase by submitting a request form to the administrator, which will remain effective from offering period to offering period unless and until the participant files a new request form. Participants may contribute between 1% and 20%, in whole percentages, of his or her gross base pay, provided, however, that a participant may not purchase more than 1,000 shares of our common stock during each offering period, subject to adjustment as provided in the Plan. Payroll deductions will accumulate in a non-interest bearing contribution account. All deductions are made on an after tax basis.

On the first day of an offering, participants will be granted an option to purchase on the last day of the offering (the “purchase date”) at the price described below (the “purchase price”) the number of full shares of common stock which the cash credited to his or her contribution account on the purchase date will purchase at the purchase price. Unless a participant terminates employment or withdraws from the Plan or an offering on or before the purchase date, his or her option to purchase shares of common stock will be deemed to have been exercised automatically on the purchase date. The purchase price will be 85% of the fair market value of the common stock on the purchase date of the offering. No brokerage fees will be charged for these purchase transactions. If there is a cash balance remaining in a participant’s contribution account at the end of an offering representing the exercise price for a fractional share of common stock, such balance will remain in the contribution account to be used in the next offering, unless he or she requests that such amount be refunded. All shares purchased will be held in the participant’s name by the administrator.

Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution and options are exercisable only by the participant during his or her lifetime.

Termination of Employment and Withdrawal from the Plan

If a participant’s employment is terminated for any reason, his or her participation in the Plan will terminate immediately and the balance, if any, in his or her contribution account will be returned in cash, without interest.

Participants may elect to withdraw from the Employee Stock Purchase Plan at any time and receive back any of their contributions, without interest, not used to purchase shares. If a participant wishes to withdraw his or her funds prior to a purchase, he or she must make an election to do so 15 days prior to the end of the offering period. If a participant does withdraw, he or she will not be eligible to re-enroll until the beginning of the 2nd subsequent offering period (i.e. the participant may not participate in the offering period following the one from which he or she just withdrew).

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Amendment and Termination of the Plan

The Compensation Committee may amend the Employee Stock Purchase Plan at any time; provided, however, that no amendment may, without stockholder approval, materially affect the eligibility requirements under the Employee Stock Purchase Plan or increase the number of shares of common stock subject to any options issued to participants.

The Compensation Committee may terminate the Employee Stock Purchase Plan at any time. Upon termination of the Employee Stock Purchase Plan, the administrator must give notice thereof to participants and will terminate all payroll deductions. Cash balances then credited to participants’ contribution accounts will be distributed as soon as practicable, without interest.

Federal Income Tax Consequences to the Company and to Participants

The Employee Stock Purchase Plan is designed to qualify as an Employee Stock Purchase Plan under Section 423 of the Code. A general summary of the federal income tax consequences regarding the Employee Stock Purchase Plan is stated below. The tax consequences of participating in the Employee Stock Purchase Plan may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the Employee Stock Purchase Plan as to both federal and state income tax considerations.

Neither the grant nor the exercise of options under the Employee Stock Purchase Plan will have a tax impact on the participant or on us. If a participant disposes of the common stock acquired upon the exercise of his options after at least two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the common stock at the time of disposition, or (ii) the fair market value of the common stock at the date of grant, exceeds the purchase price. Any gain in addition to this amount will be treated as a capital gain. If a participant holds common stock at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied and he or she will realize ordinary income in the amount by which the lesser of (i) the fair market value of the common stock at the time of death, or (ii) the fair market value of the common stock at the date of grant exceeds the purchase price. We will not be allowed a deduction if the holding period requirements are satisfied. If a participant disposes of common stock before expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the common stock on the date of exercise of the option over the purchase price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. We will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

Benefits to Named Executive Officers and Others

Participation in the Employee Stock Purchase Plan is voluntary and we cannot presently determine the benefits or amounts that will be received pursuant to the Employee Stock Purchase Plan in the future, as such amounts will depend on the amount of contributions eligible employees choose to make, the actual purchase price of shares in future offering periods, the market value of the Common Stock on various future dates. Non-employee directors are not eligible to participate in the plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVAXIS, INC. 2018 EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum LLP to act as our independent registered public accountants for fiscal 2018.

Stockholder ratification of Marcum LLP as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Marcum LLP as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4 RELATING TO THE RATIFICATION
OF THE SELECTION OF MARCUM, LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2018.

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AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2017, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard J. Berman, Chairman
Roni A. Appel
Dr. James P. Patton

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Disclosure of Principal Accountant Fees and Services

On December 14, 2012, we engaged Marcum, LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements. Beginning with the year ended October 31, 2012, Marcum has audited our financial statements. The following table presents fees for professional services rendered by Marcum for the fiscal years ended October 31, 2017 and 2016.

	Fiscal 2017	Fiscal 2016
Audit Fees (1)	$274,511	$168,875
Tax Fees (2)	21,365	17,650
All Other Fees (3)	92,025	18,364
Total	$387,901	$204,889

(1)	Audit Fees consisted primarily of annual audit fees, including the assessment of internal control over financial reporting and reviews of the Company’s quarterly reports on Form 10-Q.

(2)	Tax Fees consisted primarily of services related to tax compliance, including the preparation, review and filing of tax returns.

(3)	All Other Fees consisted primarily of services related to the review of securities registration documents and other non-audit reviews.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

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CORPORATE GOVERNANCE MATTERS

Board of Directors

As of January 31, 2018, our Board includes seven directors. Effective upon the election of directors at the Annual Meeting, our Board will include the following members:

Name	Age	Position
Dr. David Sidransky	57	Chairman of our Board of Directors
Dr. James P. Patton	60	Vice Chairman of our Board of Directors
Roni A. Appel	51	Director
Richard J. Berman	75	Director
Dr. Samir Khleif	54	Director

Current Directors

Dr. David Sidransky. Dr. Sidransky currently serves as the Chairman of our Board of Directors and has served as a member of our Board of Directors since July 2013. He is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman of the Board of Directors of Champions Oncology since October 2007 and was, until the merger with Eli Lilly, a director and Vice-Chairman of ImClone Systems, Inc. He is the Chairman of Tamir Biotechnology and Ayala and serves on the Board of Directors of Galmed and Orgenesis. He has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research (AACR). Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, qualify him to service as our director and non-executive chairman.

Dr. James P. Patton. Dr. Patton currently serves as the Vice Chairman of our Board of Directors, has served as the Chairman of our Board and has been a member of our Board of Directors since February 2002. Furthermore, Dr. Patton was the Chairman of our Board of Directors from November 2004 until December 31, 2005 and was our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which is a consulting company in the field of oncology services delivery. Dr. Patton was a trustee of Dundee Wealth US, a mutual fund family, from October 2006 through September 2014. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC since 1999, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive vice chairman.

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Roni A. Appel. Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant. Previously, he served as Chief Executive Officer of Anima Cell Metrology Ltd., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney and completed his M.B.A at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

Richard J. Berman. Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. In 2016 he was elected Chairman of Cevolva Biotech Inc. From 2014-2016, he was Chairman of MetaStat, Inc. From 2006-2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. Mr. Berman also serves as a director for the public healthcare companies Catasys, Inc. and Cryoport Inc. From 2002 to 2010, he was a director at Nexmed Inc. (now Apricus Biosciences, Inc.) where he also served as Chairman/CEO in 2008 and 2009. From 1998-2000, he was employed by Internet Commerce Corporation (now Easylink Services) as Chairman and CEO and served as director from 1998-2012. Previously, Mr. Berman worked at Goldman Sachs, was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments, created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE), helped to create what is now Soho (NYC) by developing five buildings, and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Samir Khleif. Dr. Khleif has served as a member of our Board of Directors since October 2014. He currently serves as the Director of the State of Georgia Cancer Center, Georgia Regents University Cancer Center and the Cancer Service Line. Dr. Khleif was formerly Chief of the Cancer Vaccine Section at the NCI, and also served as a Special Assistant to the Commissioner of the FDA leading the Critical Path Initiative for oncology. Dr. Khleif is a Georgia Research Alliance Distinguished Cancer Scientist and Clinician and holds a professorship in Medicine, Biochemistry and Molecular Biology, and Graduate Studies at Georgia Regents University. Dr. Khleif’s research program at Georgia Regents University Cancer Center focuses on understanding the mechanisms of cancer-induced immune suppression, and utilizing this knowledge for the development of novel immune therapeutics and vaccines against cancer. His research group designed and performed some of the first cancer vaccine clinical trials targeting specific genetic changes in cancer cells. He led many national efforts and committees on the development of biomarkers and integration of biomarkers in clinical trials, including the AACR-NCI-FDA Cancer Biomarker Collaborative and the ASCO Alternative Clinical Trial Design. Dr. Khleif is the author of many book chapters and scientific articles on tumor immunology and biomarkers process development, and he is the editor for two textbooks on cancer therapeutics, tumor immunology, and cancer vaccines. Dr. Khleif was inducted into the American Society for Clinical Investigation, received the National Cancer Institute’s Director Golden Star Award, the National Institutes of Health Award for Merit, the Commendation Medal of the US Public Health Service, and he was recently appointed to the Institute of Medicine National Cancer Policy Forum. Dr. Khleif’s distinguished career as well as his extensive expertise in vaccines and immunotherapies qualify him to serve as our director.

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Dr. Thomas J. McKearn. Dr. McKearn has served as a member of our Board of Directors since July 2002. He brings more than 30 years of experience in the translation of biotechnology science into oncology products. As one of the founders of Cytogen Corporation, an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb, then for ten years, from 2002 to 2012, at Agennix, Inc. (formerly GPC-Biotech) as VP of Medical Affairs and later as the VP of Strategic Clinical Affairs, and then as the President, Research & Development at Onconova, he has worked to bring innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania School of Medicine. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and the commercialization of biotech products qualify him to serve as our director.

Thomas J. Ridge. Mr. Ridge is Chief Executive Officer of Ridge Global, LLC, a global strategic consulting company, a position he has held since July 2006. In March 2014, Mr. Ridge co-founded Ridge Schmidt Cyber (provider of strategic services to companies in the area of cyber security) with Howard Schmidt. In April 2010, Mr. Ridge also became a partner in Ridge Policy Group, a bipartisan, full-service government affairs and issue management group. From April 2005 to July 2006, he was President and Chief Executive Officer of Thomas Ridge LLC. From October 2001 to February 2005, Mr. Ridge was Secretary of the U.S. Department of Homeland Security. Prior to that, Mr. Ridge served as Governor of Pennsylvania from 1995 to 2001. Mr. Ridge has been a director of Chart Acquisition Corp. since July 2011 and a director of LifeLock, Inc. since March 2010. He was a director of FS Investment Corporation from November 2011 to February 2014. He also previously served as a director of Exelon Corporation, Brightpoint, Inc., Geospatial Holdings, Inc., Vonage Holdings Corp. and The Home Depot, Inc. Mr. Ridge holds a bachelor’s degree, cum laude, from Harvard University and a Juris Doctor degree from The Dickinson School of Law of The Pennsylvania State University. Mr. Ridge’s distinguished career as well as his extensive expertise in leadership and business development qualify him to serve as a director.

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The Board held 9 board meetings in fiscal 2017. Each director attended at least 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees in fiscal 2017:

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Director Independence

In accordance with the disclosure requirements of the SEC, we have adopted the NASDAQ listing standards for independence effective April 2010. Each of our incumbent directors is independent in accordance with the definition set forth in the NASDAQ rules. Each nominated member of each of our Board committees is an independent director under the NASDAQ standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the NASDAQ rules and the Exchange Act, as amended. The Audit Committee is responsible for recommending the engagement of auditors to the full Board, reviewing the results of the audit engagement with the independent registered public accounting firm, identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action, reviewing the adequacy, scope, and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm, and reviewing the auditors’ fees. For fiscal year 2017, the Audit Committee was composed of Messrs. Berman and Appel and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

Compensation Committee

The Compensation Committee of our Board of Directors currently consists of Drs. Khleif, McKearn and Sidransky. The Compensation Committee determines the salaries, bonuses, and incentive and equity compensation of our officers subject to applicable employment agreements, provides recommendations for the salaries and incentive compensation of our other employees and consultants, and reviews and oversees our compensation programs and policies generally. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. The Compensation Committee conducts at least five regularly scheduled meetings each year, which are regularly attended by the Chief Executive Officer. The Compensation Committee engaged Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant, in July 2016, to perform a compensation program review and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. Additional information regarding the role of the Compensation Committee and its processes and procedures for considering and determining executive compensation is set forth in the “Compensation Discussion and Analysis” later in this proxy statement.

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The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board of Directors currently consists of Messrs. Ridge and Berman, and Drs. Patton, Khleif and Sidransky. The functions of the Nominating and Corporate Governance Committee include identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board, advising the Board with respect to matters of board composition, procedures and committees, developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management, and overseeing the annual evaluation of the Board and our management.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

●	The name, age, business address and residence address of the person;

●	The principal occupation or employment of the person;

●	The number of shares of our Common Stock that the person owns beneficially or of record; and

●	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

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In addition, the stockholder’s notice must include the following information about such stockholder:

●	The stockholder’s name and record address;

●	The number of shares of our Common Stock that the stockholder owns beneficially or of record;

●	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

●	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

●	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

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Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Research and Development Committee

The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Drs. Sidransky, Khleif, McKearn and Patton. The functions of the Research and Development Committee include providing advice and guidance to the Board on scientific matters and providing advice and guidance to the Board on medical matters.

Board Leadership Structure

On May 27, 2015, David Sidransky was appointed Chairman and continues to serve as Chairman. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, his history with our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Additionally, on July 6, 2017, Anthony A. Lombardo was appointed our Interim Chief Executive Officer. Mr. Lombardo’s knowledge of industry standards and his experience in industry operations, and his leadership experience complements Dr. Sidransky’s scientific knowledge.

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While we do not have a formal policy regarding the separation of our principal executive officer and Chairman of our Board, we believe the current structure is in the best interest of the Company at this time. Further, this structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This leadership structure promotes strategic development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the principal executive officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended October 31, 2017 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a Reporting Person complied with all Section 16(a) filing requirements during such fiscal year.

Compensation Committee Interlocks and Insider Participation

Currently, the Compensation Committee consists of Drs. Khleif, McKearn and Sidransky. No member of the Compensation Committee was an officer or employee of the Company during the last fiscal year, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all transactions that we enter will meet this policy standard at the time they occur. Presently, we have no such related party transactions.

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OWNERSHIP OF SECURITIES

Except as noted below, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of January 31, 2018:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers and current executive officers; and

●	all of our current directors and executive officers as a group.

As used in the table below, the term beneficial ownership with respect to our Common Stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our Common Stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our Common Stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following January 31, 2018.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 42,283,891 shares of Common Stock outstanding as of January 31, 2018, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name of Beneficial Owner	Total # of Shares Beneficially Owned	Percentage of Ownership
Anthony Lombardo (1)	15,653	*	%
David Sidransky (2)	138,693	*	%
Roni Appel (3)	187,662	*	%
Richard Berman (4)	119,869	*	%
Samir Khleif (5)	169,587	*	%
Tom McKearn (6)	136,204	*	%
Jim Patton (7)	294,778	*	%
Thomas Ridge (8)	109,305	*	%
Sara Bonstein (9)	503,638	1.18%
Robert Petit (10)	375,298	*	%
Dan O’Connor (11)	1,816,953	4.24%
Gregory T. Mayes (12)	470,954	1.10%
Adage Capital Management, L.P. (13)	4,100,043	9.70%
Amgen, Inc. (13)	3,047,446	7.21%
BlackRock Fund Advisors (13)	2,281,216	5.40%
All Current Directors and Officers as a Group (10 People) (14)	2,050,687	4.72%

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*Less than 1%

(1) Represents 15,653 issued shares of our Common Stock.

(2) Represents 75,360 issued shares of our Common Stock and options to purchase 63,333 shares of our Common Stock exercisable within 60 days.

(3) Represents 118,812 issued shares of our Common Stock and options to purchase 62,600 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,250 shares of our Common Stock exercisable within 60 days.

(4) Represents 45,669 issued shares of our Common Stock and options to purchase 74,200 shares of our Common Stock exercisable within 60 days.

(5) Represents 64,587 issued shares of our Common Stock and options to purchase 105,000 shares of our Common Stock exercisable within 60 days.

(6) Represents 64,804 issued shares of our Common Stock and options to purchase 71,400 shares of our Common Stock exercisable within 60 days.

(7) Represents 206,745 issued shares of our Common Stock and options to purchase 75,533 shares of our Common Stock exercisable within 60 days and warrants to purchase 12,500 shares of our Common Stock exercisable within 60 days.

(8) Represents 24,305 issued shares of our Common Stock and options to purchase 85,000 shares of our Common Stock exercisable within 60 days.

(9) Represents 122,873 issued shares of our Common Stock and options to purchase 380,765 shares of our Common Stock exercisable within 60 days.

(10) Represents 146,677 issued shares of our Common Stock and options to purchase 222,221 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,400 shares of our Common Stock exercisable within 60 days.

(11) Represents 503,969 issued shares of our Common Stock and options to purchase 1,306,234 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,750 shares of our Common Stock exercisable within 60 days as reported on Form 4.

(12) Represents 103,274 issued shares of our Common Stock and options to purchase 367,680 shares of our Common Stock exercisable within 60 days as reported on Form 4.

(13) As reported on Form 13D and/or 13G.

(14) Represents 884,241 issued shares of our Common Stock and options to purchase 1,140,052 shares of our Common Stock exercisable within 60 days and warrants to purchase 25,150 shares of our Common Stock exercisable within 60 days.

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Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Anthony A. Lombardo	70	Interim Chief Executive Officer
Sara M. Bonstein	37	Chief Financial Officer, Executive Vice President and Corporate Secretary
Robert G. Petit	58	Chief Scientific Officer and Executive Vice President

Anthony A. Lombardo. Mr. Lombardo served as the Chief Business Officer and Senior Vice President of the Company before being appointed as Interim Chief Executive Officer in July 2017. He is an accomplished industry veteran with nearly 30 years of leadership experience in the life sciences industry. Prior to joining Advaxis in April 2017, Mr. Lombardo was a Partner at The Channel Group, where, from 2014 to 2017 he provided strategic advisory services to biotechnology, pharma and med-tech companies. Previously, beginning in 2000, he was President and CEO of E-Z-EM Inc., which was sold to Bracco Diagnostics in 2008, where Mr. Lombardo remained and oversaw business operations for six years as the Chief Operating Officer. Prior to joining E-Z-EM, Lombardo served as the President of ALI Imaging Systems, Inc., which was sold to McKesson in 2002. He has also held leadership roles at General Electric Medical Systems, Philips Medical Systems, Loral/Lockheed Martin Corp. and Sony Corporation.

Sara M. Bonstein. Ms. Bonstein joined Advaxis in March 2014 as Senior Vice President and Chief Financial Officer and currently serves as Executive Vice President, Chief Financial Officer and Corporate Secretary. Ms. Bonstein has 15 years of financial leadership experience in the life sciences industry with Eli Lilly& Company, ImClone Systems, and Johnson & Johnson. While at Eli Lilly& Company, Ms. Bonstein was a Six Sigma Champion and Black Belt, leading multiple projects relating to clinical research, project management, finance, manufacturing, and commercial sales. Prior to her Six Sigma role, Ms. Bonstein held positions of increasing responsibility at ImClone (which was acquired by Eli Lilly in 2008) including Director of Finance where she led all budget and forecast activities for preclinical, clinical and manufacturing research and development, spanning over ten monoclonal antibody cancer therapeutics, including ERBITUX® (cetuximab), a cancer treatment with over $1.5 billion in annual sales. Prior to joining ImClone, Ms. Bonstein was a financial analyst at Johnson & Johnson in both the Ortho McNeil Pharmaceuticals and Ortho Biotech Divisions of the company where she managed gross-to-net analysis and calculation for approximately $1.1 billion of pharmaceutical product sales. In 2016, NJBiz named Ms. Bonstein CFO of the Year – Healthcare Organization and Forty under 40. Ms. Bonstein is a 2004 graduate of Johnson & Johnson’s Financial Leadership Development Program. She holds a BS in Finance from The College of New Jersey and an M.B.A from Rider University.

Robert G. Petit, Ph.D. Dr. Petit joined Advaxis in October 2010 and currently serves as Executive Vice President and Chief Scientific Officer. Dr. Petit has over 20 years of experience in all medical and scientific aspects of pharmaceutical development. He has led programs in discovery, translational development and intellectual property development and has designed and conducted U.S. and international clinical evaluation programs from phase I to IV. Dr. Petit joined Advaxis from Bristol Myers Squibb where he was the U.S. Medical Strategy Lead for the Ipilimumab program, Director of Medical Strategy for New Oncology Products, and Director of Global Clinical Research. Prior to joining Bristol Myers-Squibb, Robert served as Vice President of Clinical Development at MGI Pharma and also at Aesgen Inc. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Robert has had significant FDA experience and has contributed to five NDA/BLA filings. Dr. Petit has a Doctorate from the Ohio State University College of Medicine and a B.S. from Indiana State University.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis (“CD&A”) describes the compensation program and material compensation decisions we have made under those programs in regard to the compensation of the following named executive officers (“NEOs” or “named executive officers”) for the Fiscal Year 2017:

Name	Title
Anthony A. Lombardo	Interim Chief Executive Officer, effective as of July 6, 2017
Sara M. Bonstein	Chief Financial Officer and Executive Vice President
Robert G. Petit	Chief Scientific Officer and Executive Vice President
Daniel J. O’Connor	Former Chief Executive Officer, resigned effective as of July 6, 2017
Gregory T. Mayes	Former Chief Business Officer, resigned effective December 30, 2016

Executive Compensation Philosophy and Objectives

The Compensation Committee’s philosophy is to attract, retain and engage the most talented and dedicated executives possible by providing compensation programs that are designed to ensure that the interests of our stockholders are closely aligned with those of our executives. We believe that, in order to achieve this objective, our compensation program must include the following components:

●	Market Competitive:	We offer competitive compensation packages at levels for comparable positions at companies with whom we compete for talent.

●	Individual Performance:	We recognize and reward individual initiative and achievement by providing upside opportunities for exceptional performance.

●	Pay for Performance:	We emphasize pay for performance by directly linking a portion of compensation on the attainment of the Company’s short-term and long-term goals and performance.

●	Stockholder Value Alignment	We align our executives’ interests with those of our stockholders by making stock-based incentives a core element of our compensation program.

To achieve these goals, we compensate our named executive officers with a mix of salary, variable compensation and equity awards. We intend to maintain compensation plans that tie a portion of our executives’ overall compensation to achievement of corporate goals and value-creating milestones, such as the development of our products and the establishment and maintenance of key strategic relationships, as well as our financial and operational performance.

Accordingly, a substantial portion of executive compensation, including annual cash bonuses and annual equity grants, is “at risk” and must be earned through achieving performance measurements. These awards are earned by achieving key performance goals that are essential to both the short-term and long-term growth and success of our business, which when achieved, create value for our stockholders.

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Role of the Compensation Committee

The Compensation Committee reviews the performance and determines all compensation that is paid or awarded to our named executive officers on an annual basis. In accordance with its charter, the Compensation Committee has established a compensation strategy to attract and retain executive talent and motivate executive officers to improve their performance and the financial and operating performance of the Company. The Committee reviews the compensation strategy annually to ensure that the program and policies support the appropriate Company objectives and align with stockholder interests.

In the past, we have utilized the services of a compensation consultant to review our policies and procedures with respect to executive compensation, and to provide market data regarding competitive pay practices. We engaged Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant, in January 2015, to perform a compensation program review and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. The Compensation Committee used this information as a guide in determining base salary adjustments, bonus opportunities and long-term incentive award levels for our named executive officers for fiscal 2017. For fiscal year 2018 and going forward, the Compensation Committee intends to engage an independent compensation consultant on an annual basis to support the work of the Compensation Committee with respect to evaluation and design of the Company’s current and proposed compensation plans, including providing input and advice regarding the types and amounts of compensation opportunities offered, the related performance metrics, performance goals and payout ranges, and construction of Company peer groups for the purposes of comparatively evaluation current and proposed officer and director compensation.

Market Data

With Radford’s assistance, we collected and analyzed compensation market data to be used as a resource in setting fiscal 2017 compensation levels and to review the competitiveness of our compensation programs. Data sources included public company proxy statements as well as proprietary compensation surveys and other surveys that have benchmark compensation information. We selected peer companies from the public biotechnology space based upon sector focus, stage of clinical development, market capitalization and number of employees. For fiscal 2017, we reviewed compensation data of the following peer companies for these purposes: Aduro BioTech, Inc., Agenus Inc., Agios Pharmaceuticals, Inc., Aimmune Therapeutics, Inc., Array BioPharma Inc., Atara Biotherapeutics, Inc., Bellicum Pharmaceuticals, Inc., Celldex Therapeutics, Inc., Cellectis S.A., Clovis Oncology, Inc., Coherus Biosciences, Inc., Flexion Therapeutics, Inc., Geron Corporation, Halozyme Therapeutics, Inc., Heron Therapeutics, Inc., Inovio Pharmaceuticals, Inc., La Jolla Pharmaceutical Company, MacroGenics, Inc., NewLink Genetics Corporation, OncoMed Pharmaceuticals, Inc., Puma Biotechnology, Inc., Revance Therapeutics, Inc., Sorrento Therapeutics, Inc., TG Therapeutics, Inc., XBiotech, Inc., ZIOPHARM Oncology, Inc.

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For fiscal 2017, we used the peer company targets in the design of each of the elements described below as well as reviewed specific target levels of total compensation. Our objective going forward is to provide competitive total compensation opportunities to our executive officers that take into account the status and performance of the company, the competitive market for executives and the desire to attract, retain and motivate high-performing executives.

Elements of Compensation

The compensation received by our executive officers consists of the following elements:

Base Salary. Base salaries for our named executive officers are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within the biotechnology industry. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after considering individual experience, responsibilities and overall performance. Salaries for named executive officers are set annually by the Compensation Committee, after considering the recommendations of the Chief Executive Officer (however, the Chief Executive Officer does not make recommendations with respect to his or her own salary). The criteria for determining base salary are subjective rather than objective, and in the past have included the executive’s contribution to our company’s progress in the key areas of scientific progress, clinical development, financial strength and administration, and how the executive has carried out the responsibilities of his or her position.

In fiscal 2017, based on a peer review conducted by Radford, our compensation committee determined that base salaries for our named executive officers were below the market median for our peer group, and decided to increase base salaries to position them closer to the 50th percentile reflected in the peer company analysis. For fiscal year 2018, the named executive officers voluntarily decided to forego cost of living increases to their base salaries that would otherwise have become effective automatically pursuant to their employment agreements.

Annual Incentive Bonus. In addition to base salaries, our Compensation Committee has the authority to award annual incentive bonuses to our named executive officers. The annual incentive bonuses are intended to compensate named executive officers for achieving corporate goals and strategic milestones. For fiscal 2017, each named executive officer was eligible to earn a target annual bonus up to an amount equal to a specified percentage of such named executive officer’s salary (50% for Mr. Lombardo, and 40% for Ms. Bonstein and Dr. Petit). The bonus was based, in large part, upon the achievement of a combination of clinical and regulatory goals, and subjective goals relating to human resources functions and management. These goals were achieved at an aggregate level of 60%, and accordingly, bonus amounts were paid at 60% of each named executive officer’s target bonus amount. The amounts of the annual incentive bonus earned by each named executive officer is disclosed in the “Bonus” column of the Summary Compensation Table below.

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Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages such performance by our named executive officers using equity awards. Our equity compensation plans have been established to provide all of our employees, including our named executive officers, with incentives to help align employee interests with the interests of our stockholders. Our Compensation Committee believes that the use of equity awards offers the best approach to achieving our compensation goals. While we have not adopted stock ownership guidelines, our equity compensation plans have provided the principal method for our named executive officers to acquire a meaningful ownership interest in the company.

In 2017, we adopted an Equity Grant Policy that provides, among other things, that annual equity awards to the Company’s officers and directors shall be approved at a regularly-scheduled meeting of the Compensation Committee held in November each year, and ensures that equity-based awards cannot and will not be granted based on the anticipated release of material non-public information.

In general, the size of grants of long-term equity awards to the named executive officers are subjectively determined by considering competitive market data, the officer’s tenure and level of responsibility, and a subjective assessment of the officer’s performance and importance to the ongoing success of the Company.

In fiscal year 2017, we split our regular annual grant cycle into two parts, granting equity awards to the named executive officers on November 3, 2016 and on May 1, 2017. The November grants consisted of stock options that vest in three equal annual installments on each of the first three anniversaries of the grant date, and performance-based restricted stock units with vesting based on the success of the investigational new drug application for ADXS-NEO and the opening of a specified number of clinical sites for AIM2CERV, and the May grants consisted of performance-based restricted stock units with vesting based on the opening of a specified number of clinical sites for AIM2CERV, and time-vesting restricted stock units. The number of awards granted to the named executive officers is set forth below.

Stock Options

Name	November Grants
Anthony Lombardo	-
Daniel O’Connor	170,234
Sara Bonstein	68,906
Robert Petit	68,906
Gregory Mayes	68,906

Performance-Based Restricted Stock Units

Name	November Grants	May Grants
Anthony Lombardo	-	-
Daniel O’Connor	88,551	88,551
Sara Bonstein	28,600	28,599
Robert Petit	28,600	28,599
Gregory Mayes	-	-

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Time-Vesting Restricted Stock Units

Name	May Grants
Anthony Lombardo	-
Daniel O’Connor	142,996
Sara Bonstein	57,881
Robert Petit	57,881
Gregory Mayes	-

In addition, Ms. Bonstein was granted 50,000 restricted stock units in connection with her promotion to Executive Vice President, effective as of December 30, 2016, which vest in four equal installments. One-fourth of this award vested immediately and one-fourth will vest on each anniversary of the date of grant. The award will be fully vested on December 30, 2019.

Upon Mr. Lombardo joining the Company on April 17, 2017, he was granted 100,000 restricted stock units as an inducement award, which vest in four equal installments. One-fourth of this award vested immediately and one-fourth will vest on each anniversary of the date of grant. The award will be fully vested on April 17, 2020.

Employment Agreements, Severance and/or Change-in-Control Benefits. We have employment agreements with each of our named executive officers that entitle them to certain levels of compensation and severance benefits, the terms of which are described below under “Employment Agreements with Named Executive Officers.” In addition, on February 24, 2016, the Board adopted a change in control severance plan that provides our employees, including the named executive officers, with severance payments and benefits in the event their employment is terminated in connection with a change in control of the Company. We believe the severance and change in control benefits are an essential element of our executive compensation package, are competitive within the marketplace and assist us in recruiting and retaining talented individuals.

See below under “Employment Agreements with Named Executive Officers” and “Potential Payments Upon Termination or Change-in-Control” for a complete description of the terms of such agreements.

CEO Transition

As noted above, Mr. O’Connor resigned as our Chief Executive Officer, effective as of July 6, 2017. In connection with his departure, the Company and Mr. O’Connor entered into a separation agreement, pursuant to which Mr. O’Connor became entitled to receive: (i) cash payments in a total gross amount of $560,000, payable over a 12 month period, (ii) a one-time gross cash payment of $280,000, that was paid on or about July 13, 2017, (iii) accelerated vesting of his equity incentive awards, and (iv) continued coverage under the Company’s group medical plans at active-employee rates for 12 months. The separation agreement included a full release of claims by Mr. O’Connor in favor of the Company.

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In connection with Mr. O’Connor’s resignation, the Company appointed Mr. Lombardo as Interim Chief Executive Officer, effective as July 6, 2017. The Company and Mr. Lombardo entered into an employment agreement, effective July 18, 2017, pursuant to which Mr. Lombardo’s base salary is set at $355,000 per year, and he is eligible for an annual bonus targeted at 50% of his base salary based on achievement of performance goals in the discretion of the Compensation Committee. Mr. Lombardo also received a one-time lump-sum bonus equal to $88,000 that was paid within thirty (30) days after the effective date of the agreement. Mr. Lombardo will be entitled to cash severance payments if his employment is involuntarily terminated, as described below under “Employment Agreements with Named Executive Officers.”

Retention Bonus Agreement

Relating to the CEO transition described above, in July 2017, the Compensation Committee approved retention bonuses for the continuing named executive officers in the following amounts: Mr. Lombardo, $125,000; Ms. Bonstein, $100,000; and Dr. Petit, $100,000. The retention bonuses were awarded to provide financial incentive and retention value to the named executive officers and to ensure continuity of management during a period of transition and uncertainty within the Company. The retention bonuses were earned based on the named executive officers remaining employed with the Company through March 1, 2018.

Consideration of Most Recent Advisory Stockholder Vote on Executive Compensation

At the annual meeting of stockholders on March 10, 2016, approximately 62% of the shares represented and entitled to vote at the annual meeting were voted to approve the compensation of the Company’s named executive officers, as discussed and disclosed in the 2016 Proxy Statement. The Board and the Compensation Committee appreciate and value the views of our stockholders. In considering the results of this advisory vote on executive compensation, the Committee concluded that the compensation paid to our named executive officers and the Company’s overall pay practices generally are supported by our stockholders.

Going forward, future advisory votes on executive compensation will serve as an additional tool to guide the Board and the Compensation Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders.

At the annual meeting of stockholders on June 5, 2013, our stockholders expressed a preference that advisory votes on executive compensation occur once every three years. Consistent with this preference, the Board determined to implement an advisory vote on executive compensation once every three years until the next required vote on the frequency of stockholder votes on the compensation of executive officers, which is scheduled to occur at the 2019 annual meeting.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a material factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee has considered the accounting and tax impact of various program designs to balance the potential cost to us with the benefit/value to the executives.

Code Section 162(m) places a limit of $1 million on the amount of compensation that a company may deduct in any year with respect to certain executive officers. It is the Compensation Committee’s intent to maximize deductibility of executive compensation while retaining the discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent. For fiscal year 2017, the Compensation Committee structured a portion of its long-term equity awards in a manner intended to be exempt from the deduction limitation of Code Section 162(m) because they are earned based on the achievement of performance goals established by the Compensation Committee pursuant to our shareholder-approved equity incentive plan. The exemption from Code Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

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Compensation Committee Reports

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 filed with the SEC.

Members of the Compensation Committee:

Dr. David Sidransky, Chairman

Dr. Samir N. Khleif

Dr. Thomas McKearn

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table summarizes all compensation for each of the last three fiscal years awarded to, earned by or paid to our named executive officers.

Summary Compensation Table

Name and						All
Principal	Fiscal			Stock	Option	Other
Position	Year	Salary (1)	Bonus(2)	Award (s) (3)	Award (s) (4)	Compensation (5)	Total

Anthony Lombardo	2017	177,500	184,000	840,410	-	146	1,202,056
Interim Chief Executive	2016	-	-	-	-	-	-
Officer	2015	-	-	-	-	-	-

Sara M. Bonstein	2017	377,569	96,000	1,338,665	438,242	47,402	2,297,878
Executive VP, Chief	2016	338,931	671,000	-	1,714,132	744	2,724,807
Financial Officer	2015	260,953	99,131	-	4,419,275	-	4,779,359

Robert G. Petit	2017	376,718	96,000	980,665	438,242	52,349	1,943,974
Executive VP, Chief	2016	337,689	930,000	-	1,553,434	23,390	2,844,513
Scientific Officer	2015	278,889	99,750	417,876	1,094,305	22,255	1,913,075

Daniel J. O’Connor	2017	354,718	209,271	2,718,026	2,724,045	911,045	6,917,105
Former President and Chief	2016	464,224	1,277,500	-	4,821,006	29,976	6,592,706
Executive Officer(6)	2015	345,986	170,625	-	11,790,326	29,494	12,336,431

Gregory T. Mayes	2017	66,108	-	-	438,242	24,095	528,445
Former Executive VP,	2016	370,592	954,000	-	1,874,834	744	3,200,170
Chief Business Officer(7)	2015	301,398	139,125	-	5,350,695	-	5,791,218

(1) In accordance with their employment agreements, each of the NEOs (other than Mr. Lombardo) voluntarily used a percentage of his or her base salary (ranging from 5% - 25%) to purchase restricted stock directly from the Company at market price.

(2) Represents annual incentive bonuses for services performed during the fiscal year. The NEOs were entitled to receive these bonuses in cash, however, for fiscal year 2015, each of the executives voluntarily requested to be paid a portion of their bonus in shares of our Common Stock. 2016 values also include a special one-time bonus for Mr. O’Connor, Dr. Petit, Ms. Bonstein and Mr. Mayes in conjunction with the Amgen collaboration.

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(3) Reflects the aggregate grant date fair value of restricted stock units determined in accordance with FASB ASC Topic 718. Grant date fair value for RSUs with time-based vesting is based on the closing price of our common stock on the date of grant. Grant date fair value for the performance-based RSUs is based on the closing price of our common stock on the date of grant and the probable outcome of performance-based conditions at the time of grant, excluding the effect of estimated forfeitures.

(4) Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2017 filed with the SEC.

(5) All Other Compensation is more fully described in the table under “All Other Compensation – Supplemental” below.

(6) Mr. O’Connor resigned from the Company effective as of July 6, 2017.

(7) Mr. Mayes resigned from the Company effective as of December 30, 2016.

All Other Compensation – Supplemental

	Health Insurance Premiums	Reimbursement of Taxes	Matching Contributions to 401(k) Plan	Severance	Other	Total
Name	$	$	$	$	$	$
Anthony A. Lombardo	-	-	-	-	146	146
Sara M. Bonstein	22,107	15,476	9,075	-	744	47,402
Robert G. Petit	25,635	15,544	10,426	-	744	52,349
Daniel J. O’Connor	22,963	15,377	11,447	860,700	558	911,045
Gregory T. Mayes	-	23,701	-	-	394	24,095

Employment Agreements with Named Executive Officers

The Company appointed Mr. Lombardo as Interim Chief Executive Officer, effective as of July 6, 2017. The Company and Mr. Lombardo entered into an employment agreement, effective July 18, 2017, which provides for an initial one-year term, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. The employment agreement provides that Mr. Lombardo will receive a base salary of $355,000 per year, and he is eligible for an annual bonus targeted at 50% of his base salary based on achievement of performance goals in the discretion of the Compensation Committee. Mr. Lombardo also received a one-time lump-sum bonus equal to $88,000 that was paid within thirty (30) days after the effective date of the agreement.

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The Company previously entered into employment agreements with the other continuing named executive officers, which provide for an initial one-year term, after which they will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. Effective January 1, 2017, the employment agreements provide that the named executive officers are entitled to a 2017 base salary of $400,000 for Ms. Bonstein and Mr. Petit (in each case, subject to annual cost-of-living adjustments), which will be reviewed on an annual basis.

Pursuant to their employment agreements, as amended, Ms. Bonstein’s and Mr. Petit’s base salary is paid in two components: a percentage in cash and a percentage in Common Stock. The Company and the executive shall agree, from time to time, regarding the percentage used for the cash component and the stock component.

Each of the named executive officers is eligible to receive an annual incentive bonus, with a target bonus opportunity equal to 50%, in the case of Mr. Lombardo, or 40%, in the case of Ms. Bonstein and Mr. Petit, of base salary. The actual amount of bonus earned, if any, will be determined by the Compensation Committee based on achievement of pre-established performance goals. In addition, each of the named executive officers is eligible to participate in the Company’s benefit plans, and is entitled to vacation, sick leave and reimbursement of reasonable business expenses.

In the event the named executive officer’s employment is terminated without Just Cause, or if the executive voluntarily resigns with Good Reason, or if the named executive officer’s employment is terminated due to disability (all as defined in the employment agreement), and so long as the named executive officer executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, the named executive officer is entitled to the following severance benefits: (i) twelve months of base salary payable in a lump sum (in the case of Mr. Lombardo) or in equal monthly installments (in the case of Ms. Bonstein and Mr. Petit), (ii) pro rata target bonus (in the case of Ms. Bonstein and Mr. Petit), (iii) continued health and welfare benefits for 12 months, and (iv) full vesting of all stock options and stock awards (with extension of the exercise period for stock options by two years), and (v) for Mr. Lombardo, reimbursement for financial planning services for twelve months.

The named executive officer employment agreements contain customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

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Grants of Plan Based Awards in Fiscal Year 2017

The following table below sets forth the individual grants of plan-based awards made to each of the named executive officers during fiscal year 2017.

		Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or		All Other Option Awards: Number of Securities Underlying		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Units (#)		Options (#)(8)		($/Sh)	($)(10)
Anthony Lombardo	04/17/17				100,000	(4)				821,000
	07/31/17				3,000	(5)				19,410

Sara M. Bonstein	11/03/16		28,600							220,506
	11/03/16						68,906		7.71	438,242
	12/30/16				50,000	(6)				358,000
	05/01/17		28,599							251,385
	05/01/17				57,881	(7)				508,774

Robert G. Petit	110/3/16		28,600							220,506
	11/03/16						68,906		7.71	438,242
	05/01/17		28,599							251,385
	05/01/17				57,881	(7)				508,774

Daniel J. O’Connor(1)	11/03/16		88,551							682,728
	11/03/16						170,234		7.71	1,298,885
	05/01/17		88,551							778,363
	05/01/17				142,996	(7)				1,256,935
	07/06/17						8,000	(9)	3.63	5,600	(9)
	07/06/17						8,000	(9)	9.38	10,560	(9)
	07/06/17						670,000	(9)	13.44	837,500	(9)
	07/06/17						450,000	(9)	12.81	571,500	(9)

Gregory T. Mayes(2)	11/03/16						68,906		7.71	438,242

(1) Mr. O’Connor resigned from the Company effective July 6, 2017. Pursuant to his separation agreement all restricted stock units and stock options vested immediately. The restricted stock units were settled through the issuance of the Company’s common stock and all outstanding stock options will remain exercisable until July 5, 2021.

(2) Mr. Mayes resigned from the Company effective December 30, 2016 and served as a consultant to the Company through December 31, 2017. Effective December 31, 2017 all unvested stock options were canceled and Mr. Mayes will have 90 days to exercise any outstanding vested options.

(3) Represents restricted stock units (“RSUs”) granted as a performance-vesting awards under the 2015 Incentive Plan. The November 3, 2016 and May 1, 2017 RSUs vest in three equal annual installments, on November 3, 2017, 2018 and 2019 and November 1, 2017, 2018 and 2019 respectively, contingent on the achievement of performance goals relating to drug applications and clinical sites and subject to the executive officer’s continued employment with the Company.

(4) Represents restricted stock units granted as an inducement award, which vest in four equal installments. The first installment vests upon issuance and one-fourth on each anniversary of the date of grant. The award will be fully vested on April 17, 2020.

(5) Represents restricted stock units granted as an incentive based award. The award vests in equal installments over twelve quarters, and will be fully vested on April 30, 2020.

(6) Represents restricted stock units granted as a promotional award, which vest in four equal installments. The first installment vests upon issuance and one-fourth on each anniversary of the date of grant. The award will be fully vested on December 30, 2019.

(7) Represents restricted stock units granted as incentive based awards, which vest in three equal installments. One-third of the award vested on November 1, 2017 and one-third on each anniversary thereafter. The award will be full vested on November 1, 2019.

(8) Reflects awards of non-qualified stock options granted under the 2015 Incentive Plan. The exercise price of the options is equal to the closing price of our Common Stock on the date of the grant. The options vest in three equal annual installments on the first three anniversaries of the grant date. The options expire ten years from the grant date.

(9) In connection with Mr. O’Connor’s resignation effective July 6, 2017, the Compensation Committee amended his outstanding stock options to provide that they would remain outstanding and exercisable for four year following his resignation. Amount reflects the incremental fair value associated with the modification of these previously-awarded grants.

(10) Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at 2017 Fiscal Year-End

The following table summarizes all outstanding equity awards held by our named executive officers at fiscal year-end. The market or payout value of unearned shares, units or rights that have not vested equals $3.40, which was the closing price of Advaxis’ common shares on Nasdaq on October 31, 2017 and for performance based restricted stock units presumes that the target performance goals are met.

	Number of	Number of				Number of Shares		Value of
	Securities	Securities				or Units		Shares or
	Underlying	Underlying				of Stock		Units of
	Unexercised	Unexercised		Option	Option	That Have		Stock That
	Options (#)	Options (#)		Exercise	Expiration	Not Vested		Have Not
Name	Exercisable	Unexercisable		Price ($)	Date	(#)		Vested ($)
Anthony Lombardo	-	-		-	-	2,500	(4)	8,500
	-	-		-	-	75,000	(5)	255,000

Sara M. Bonstein	188,347	62,783	(1)	13.44	03/30/2025	37,500	(6)	127,500
	53,334	106,666	(2)	12.81	11/05/2025	86,480	(7)	294,032
	-	68,906	(3)	7.71	11/03/2026	28,600	(8)	97,240

Robert G. Petit	8,000	-		13.75	10/11/2020	7,773	(9)	26,428
	14,400	-		18.50	11/08/2021	86,480	(7)	294,032
	18,000	-		9.38	03/14/2023	28,600	(8)	97,240
	46,639	15,546	(1)	13.44	03/30/2025	-		-
	48,333	96,667	(2)	12.81	11/05/2025	-		-
	-	68,906	(3)	7.71	11/03/2026	-		-

Daniel J. O’Connor	8,000	-		3.63	07/05/2021	-		-
	8,000	-		9.38	07/05/2021	-		-
	670,000	-		13.44	07/05/2021	-		-
	450,000	-		12.81	07/05/2021	-		-
	170,234	-		7.71	07/05/2021	-		-

Gregory T. Mayes	228,045	76,015	(1)	13.44	03/30/2025	-		-
	58,333	116,667	(2)	12.81	11/05/2025	-		-
	-	68,906	(3)	7.71	11/03/2026	-		-

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(1)	These options will vest on March 30, 2018.

(2)	Of these options, one-half vested on November 5, 2017, and the award will be fully vested on November 5, 2018.

(3)	Of these options, one-third vested on November 3, 2017, one-third will vest on November 3, 2018, and the award will be fully vested on November 3, 2019.

(4)	Represents unvested restricted stock units granted to Mr. Lombardo as an incentive based award on July 31, 2017. The award vests in equal installments over twelve quarters, and will be fully vested on April 30, 2020.

(5)	Represents unvested restricted stock units granted to Mr. Lombardo as an inducement award on April 17, 2017. The award will vest in four equal annual installments beginning on April 17, 2017 and will be fully vested on April 17, 2020.

(6)	Represents unvested restricted stock units granted to Ms. Bonstein as a promotional award on December 30, 2016. The award will vest in four equal annual installments beginning on December 30, 2016 and will be fully vested on December 30, 2019.

(7)	Represents unvested restricted stock units granted as a performance-based and time-vesting awards on May 1, 2017. The awards will vest in four equal annual installments beginning on November 1, 2017 and will be fully vested on November 1, 2020.

(8)	Represents unvested restricted stock units granted as a performance-based award on November 3, 2016. The awards will vest in four equal annual installments beginning on November 3, 2017 and will be fully vested on November 3, 2020.

(9)	Represents unvested restricted stock units granted to Dr. Petit as an incentive-based award on March 30, 2015. The awards will vest in four equal annual installments beginning on March 30, 2015 will be fully vested on March 30, 2018.

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Options Exercised and Stock Vested in Fiscal Year 2017

The following table includes information related to stock options exercised by the named executive officers and restricted stock awards that vested during fiscal year 2017. For stock awards, the value realized on vesting equals the market price of the underlying shares at vesting.

	Option Awards		Stock Awards

	No. of Shares		No. of Shares
	Acquired	Value Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Anthony Lombardo	-	-	25,500	207,718

Sara Bonstein	-	-	12,500	89,500

Robert Petit	-	-	7,773	62,650

Dan O’Connor	-	-	320,098	2,144,657

Gregory T. Mayes	-	-	-	-

Retirement Benefits

The Company provides retirement income to its employees, including Executives, through a 401(k) plan, where participants may elect to contribute a portion of their salary to the plan, and the Company provides matching contributions on employees’ contribution up to 4 percent of base salary.

Potential Payments Upon Termination or Change-in-Control

Termination of Employment

As described above under “Employment Agreements with Named Executive Officers,” the Company has entered into employment agreements with each of the named executive officers that provide for certain severance payments and benefits in the event the named executive officer’s employment with the Company is terminated under certain circumstances. In addition, the Company has adopted the Advaxis, Inc. Change in Control Plan, which provides for certain enhanced severance payments and benefits in the event a participating executive officer’s employment with the Company is terminated under certain circumstances, as described below.

Under the Change in Control Plan, if an executive officer’s employment is terminated by the Company without Cause or by the executive officer for Good Reason (as such terms are defined in the plan) during the period beginning three months prior to or 18 months following a Change in Control of the Company (as defined in the plan), then the executive officer will be entitled to a cash severance payment in an amount equal to the sum of (a) a pro rata target annual bonus, plus (b) the product of 1.5, in the case of the Company’s Chief Executive Officer, or 1.0, in the case of the Company’s other executive officers, multiplied by the sum of the executive’s base salary and his or her target annual bonus. In addition, the executive officer will be entitled to continued coverage at no cost to the executive under the Company’s group health and welfare plans for period of 18 months, in the case of the Chief Executive Officer, or 12 months, in the case of the other executive officers.

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In addition, upon a Change in Control of the Company, unvested equity awards held by an executive officer will be accelerated as follows: (i) outstanding stock options and other awards in the nature of rights that may be exercised shall become fully vested and exercisable, (ii) time-based restrictions on restricted stock, restricted stock units and other equity awards shall lapse and the awards shall become fully vested, and (iii) performance-based equity awards shall become vested and shall be deemed earned based on an assumed achievement of all relevant performance goals at “target” levels, and shall payout pro rata to reflect the portion of the performance period that had elapsed prior to the Change in Control.

To receive any severance benefits under the Plan, a participant must execute a general release of claims against the Company. In addition, participants in the Plan are subject to restrictive covenants, including non-competition, non-solicitation and confidentiality provisions, during their employment and for a period of 12 months following their termination of employment.

The table below shows the estimated value of benefits to each of the named executive officers if their employment had been terminated under various circumstances as of October 31, 2017. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, accrued but unpaid vacation pay, and the value of equity awards that were vested by their terms as of October 31, 2017.

The table does not include Mr. Mayes, who resigned from the Company effective December 30, 2016. Mr. Mayes did not receive any compensation in connection with his resignation. The table also does not include Mr. O’Connor, who resigned as Chief Executive Officer effective July 6, 2017. In connection with his departure, the Company and Mr. O’Connor entered into a separation agreement, pursuant to which Mr. O’Connor became entitled to receive: (i) cash payments in a total gross amount of $560,000, payable over a 12 month period, (ii) a one-time gross cash payment of $280,000, that was paid on or about July 13, 2017, (iii) an accelerated vesting of his equity incentive awards and extension of exercise period for stock option, and (iv) continued coverage under the Company’s group medical plans at active-employee rates for 12 months. The separation agreement included a full release of claims by Mr. O’Connor in favor of the Company.

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	Involuntary Termination without a Change in Control ($)		Involuntary Termination in connection with a Change in Control ($)		Death ($)		Disability ($)		Term for Cause; Voluntary Resignation ($)

Anthony Lombardo
Cash severance	355,000	(1)	710,000	(6)	-		-		-
Pro rata bonus	-		177,500	(2)	177,500		-		-
Health benefits	10,000	(3)	15,000	(7)	-		-		-
Financial Planning	15,000	(4)	-		-		-		-
Value of equity Acceleration	263,500	(5)	263,500	(5)	263,500	(4)	-		-
Total	643,500		1,161,000		441,000		-		-

Sara Bonstein
Cash severance	400,000	(1)	560,000	(6)	-		400,000	(1)	-
Pro rata bonus	160,000	(2)	160,000	(2)	-		160,000	(2)	-
Health benefits	20,615	(3)	20,615	(7)	-		20,615	(3)	-
Value of equity Acceleration	518,772	(5)	518,772	(5)	518,772	(5)	518,772	(5)	-
Total	1,099,387		1,259,387		518,772		1,099,387		-

Robert Petit
Cash severance	400,000	(1)	560,000	(6)	-		400,000	(1)	-
Pro rata bonus	160,000	(2)	160,000	(2)	-		160,000	(2)	-
Health benefits	14,846	(3)	14,846	(7)	-		14,846	(3)	-
Value of equity Acceleration	417,700	(5)	417,700	(5)	417,700	(4)	417,700	(5)	-
Total	992,547		1,152,547		417,700		992,547		-

(1)	Reflects severance payment equal to one times base salary, payable in a single lump sum, in the case of Mr. Lombardo, or payable in equal monthly installments for 12 months, in the case of the other named executive officers.

(2)	Reflects pro rata bonus determined by multiplying the target bonus amount for the year in which the termination occurs by a fraction, the numerator of which is the number of calendar days the executive is employed during such year and the denominator of which is 365.

(3)	Reflects the Company’s cost of continued health coverage at active employee rates for 12 months.

(4)	Reflects reimbursement for financial planning services for 12 months.

(5)	Reflects the value of unvested in-the-money stock options and RSUs that vest upon the designated event.

(6)	For Mr. Lombardo, reflects 1.5 times the sum of his base salary plus target bonus amount. For the other named executive officers, reflects the sum of base salary plus target bonus amount.

(7)	Reflects the full cost of continued health coverage for 18 months for Mr. Lombardo and 12 months for the other named executive officers.

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Director Compensation

For fiscal year 2017, non-employee directors received an annual cash retainer of $50,000 for Board services, and the Chairman of the Board and the Vice Chairman of the Board received larger annual cash retainers of $80,000 and $65,000, respectively. Non-employee directors received additional annual retainers for serving on Board committees, as follows: $15,000 for Audit Committee Chair; $15,000 for Compensation Committee Chair; $7,500 for Audit Committee member; $7,500 for Compensation Committee member; $10,000 for Nominating and Corporate Governance Chair; $10,000 for Research and Development Chair; $5,000 for Nominating and Corporate Governance member; $5,000 for Research and Development member; $10,000 for Executive Committee Chair; $5,000 for Executive Committee Vice-Chair; $2,000 for Executive Committee Member. In addition, on November 3, 2016, each non-employee director was granted 25,000 stock options (the Chairman of the Board received 30,000 stock options), which vest in three equal annual installments on each of the first three anniversaries of the grant date. The Compensation Committee annually reviews and makes recommendations to the Board regarding compensation and benefits for non-employee directors. As part of its annual review, the Compensation Committee regularly engages an independent compensation consultant to provide competitive market data and advice regarding non-employee director compensation.

The table below summarizes the compensation that was earned by our non-employee directors for fiscal year 2017.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Dr. David Sidransky	108,125	-	190,800	298,925
Dr. James P. Patton	105,000	-	159,000	264,000
Roni A. Appel	57,500	-	159,000	216,500
Richard J. Berman	72,000	-	159,000	231,000
Dr. Samir N. Khleif	67,500	-	159,000	226,500
Dr. Thomas J. McKearn	62,500	-	159,000	221,500
Thomas Ridge	56,250	-	159,000	215,250

(1)	Represents the annual retainers paid in cash for director services in Fiscal Year 2017.

(2)	No stock awards were granted to the non-employee directors in fiscal year 2017. As of October 31, 2017, the non-employee directors held the following number of restricted stock units: Dr. Sidransky, 80,355; Dr. Patton, 211,749; Mr. Appel, 123,810; Mr. Berman, 50,669; Dr. Khleif, 69,586; Dr. McKearn, 69,804; and Mr. Ridge, 24,305.

(3)	Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2017 filed with the SEC. As of October 31, 2017, the non-employee directors held the following number of stock options: Dr. Sidransky, 100,000; Dr. Patton, 107,200; Mr. Appel, 100,200; Mr. Berman, 104,200; Dr. Khleif, 135,000; Dr. McKearn, 101,400; and Mr. Ridge, 115,000.

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Equity Compensation Plan Information

The following table includes information related to shares available and outstanding awards under our equity incentive plans as of October 31, 2017.

Plan Category	Number of Securities to be issued upon Exercise of outstanding Options, Warrants and Rights (#)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity Compensation Plans approved by security holders	3,893,558	12.51	710,853
Equity Compensation Plans not approved by security holders	-	-	-
TOTAL:	3,893,558	12.51	710,853

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DEADLINE FOR RECEIPT OF 2019 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2019 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than October 13, 2018; provided, however, that in the event that we hold our 2019 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2018 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.
Attn: Corporate Secretary
305 College Road East
Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2019 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2019 annual meeting of stockholders, must be received in writing at our corporate offices no later than December 27, 2018 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Sara Bonstein, Chief Financial Officer and Corporate Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 250-7510. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

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OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

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EXHIBIT A

Certificate of Amendment

Of the

Amended and Restated Certificate of Incorporation

of

Advaxis, inc.

Advaxis, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), does hereby certify:

1.	The amended and restated certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

“Fourth : The total number of shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares of which Ninety-Five Million (95,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.”

2.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this __th day of March, 2018.

ADVAXIS, INC.

By:
Sara Bonstein
Chief Financial Officer,
Executive Vice President and Corporate Secretary

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EXHIBIT B

ADVAXIS, INC.

2018 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

BACKGROUND

1.1 Establishment of the Plan. Advaxis, Inc. (the “Company”) hereby establishes a stock purchase plan to be known as the “Advaxis, Inc. 2018 Employee Stock Purchase Plan (the “Plan”), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

1.2 Applicability of the Plan. The provisions of this Plan are applicable only to certain individuals who, on or after the Effective Date (as defined herein), are employees of the Company and its Subsidiaries participating in the Plan. The Committee shall indicate from time to time which of its Subsidiaries, if any, are participating in the Plan.

1.3 Purpose. The purpose of the Plan is to enhance the proprietary interest among the employees of the Company and its participating Subsidiaries through ownership of Common Stock of the Company.

ARTICLE II

DEFINITIONS

Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.

2.1 Administrator. Administrator shall mean the person or persons (who may be officers or employees of the Company) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

2.2 Board. Board shall mean the Board of Directors of the Company.

2.3 Code. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

2.4 Committee. Committee shall mean the committee of the Board described in Article III.

2.5 Common Stock. Common Stock shall mean the common stock, par value $0.001, of the Company.

2.6 Company. Company shall mean Advaxis, Inc., a Delaware corporation.

2.7 Compensation. Compensation shall mean, with respect to each Participant for each pay period, the full base salary and overtime paid to such Participant by the Company or a participating Subsidiary. Except as otherwise determined by the Committee, “Compensation” does not include: (i) bonuses or commissions, (ii) any amounts contributed by the Company or a Designated Subsidiary to any pension plan, (iii) any automobile or relocation allowances (or reimbursement for any such expenses), (iv) any amounts paid as a starting bonus or finder’s fee, (v) any amounts realized from the exercise of any stock options or incentive awards, (vi) any amounts paid by the Company or a participating Subsidiary for other fringe benefits, such as health and welfare, hospitalization and group life insurance benefits, or perquisites, or paid in lieu of such benefits, or (vii) other similar forms of extraordinary compensation.

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2.8 Contribution Account. Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant’s Compensation pursuant to Section 4.2 or Article VII. The Administrator shall establish a separate Contribution Account for each Participant for each Offering Period.

2.9 Effective Date. Effective Date shall mean the date that the Company’s stockholders approve the Plan.

2.10 Eligible Employee. An Employee eligible to participate in the Plan pursuant to Section 4.1.

2.11 Employee. Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).

2.12 Employer. Employer shall mean the Company and any Subsidiary designated from time to time by the Committee as an employer participating in the Plan.

2.13 Fair Market Value. Fair Market Value of a share of Common Stock, as of any designated date, shall mean the closing sales price of the Common Stock on the Nasdaq Capital Market on such date or on the last previous date on which such stock was traded.

2.14 Offering Date. Offering Date shall mean the first Trading Date of each Offering Period.

2.15 Offering Period. Offering Period shall mean the period of time during which offers to purchase Common Stock are outstanding under the Plan. The Committee shall determine the length of each Offering Period, which need not be uniform; provided that no Offering Period shall exceed twenty-four (24) months in length. Until specified otherwise by the Committee, Offering Periods will be for one-month periods coinciding with each calendar month.

2.16 Option. Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.

2.17 Participant. Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 4.2.

2.18 Plan. Plan shall mean the Advaxis, Inc. 2018 Employee Stock Purchase Plan, as amended and in effect from time to time.

2.19 Purchase Date. Purchase Date shall mean the last Trading Date of each Offering Period.

2.20 Purchase Price. Purchase Price shall mean the purchase price of Common Stock determined under Section 6.1.

2.21 Request Form. Request Form shall mean an Employee’s authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee’s payroll deduction in accordance with Section 7.2, and contains such other terms and provisions as may be required by the Administrator.

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2.22 Stock Account. Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon (which may be reinvested in shares of Common Stock if permitted by the Committee), until such shares are distributed in accordance with Article VIII of the Plan.

2.23 Subsidiary. Subsidiary shall mean any present or future corporation which is a “subsidiary corporation” of the Company as defined in Code Section 424(f).

2.24 Trading Date. Trading Date shall mean a date on which shares of Common Stock are traded on the Nasdaq Capital Market or any other national securities exchange.

Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

ARTICLE III

ADMINISTRATION

3.1 Committee. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Company shall serve as the Committee administering the Plan.

3.2 Action and Interpretations By the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s determinations on the foregoing matters shall be conclusive and binding upon all persons. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any affiliate, the Company’s or an affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

3.3 Authority of Committee. Subject to the express provisions of the Plan, the Committee has the exclusive power, authority and discretion to:

(a)     interpret and construe any and all provisions of the Plan;

(b)     adopt rules and regulations for administering the Plan,;

(c)     make all other determinations necessary or advisable for administering the Plan;

(d)   adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any participating Subsidiary may operate, in order to assure the viability of the benefits of Awards granted to Participants located in such other jurisdictions and to meet the objectives of the Plan.

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ARTICLE IV

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility. All Employees shall be eligible to participate in the Plan as of the second Offering Period following the Employee’s most recent date of hire by an Employer.

On each Offering Date, Options will automatically be granted to all Eligible Employees who have timely submitted a Request Form to the Administrator pursuant to Section 4.2; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in Section 6.2.

4.2 Participation. Prior to the start of an Offering Period, and in accordance with the rules adopted by the Administrator, an Eligible Employee may submit a Request Form to the Administrator to participate in the Plan for such Offering Period. The Request Form shall authorize payroll deductions from the Employee’s Compensation for the Offering Period, subject to the limits and procedures described in Article VII. A Participant’s Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 8.1.

4.3 Leave of Absence. For purposes of Section 4.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave, or for such longer period of time that his or her entitlement to return to work is protected by statute or agreement with the Employer, if applicable. For purposes of this Plan, such individual’s employment with the Employer shall be deemed to terminate at the close of business on the 90th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 90th day or his entitlement to return to work is protected by statute or agreement with the employer. Termination of any individual’s leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual’s employment with the Employer for all purposes of the Plan.

ARTICLE V

STOCK AVAILABLE

5.1 In General. Subject to the adjustments in Sections 5.2 and 5.3, an aggregate of 1,000,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Company. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants’ Contribution Accounts shall be distributed to the Participants as soon as practicable.

5.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution with respect to holders of the Company’s Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 5.1, and in the Offering Period limit under Section 6.3, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

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5.3 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”), and shall terminate immediately prior to the consummation of the dissolution or liquidation, unless otherwise provided by the Committee. The Company shall notify each Participant, at least ten (10) business days prior to the New Purchase Date, that the next Purchase Date has been changed to the New Purchase Date and that the Participant’s Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date.

5.4 Merger or Asset Sale. In the event of a reorganization, merger, or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation (or survives as a direct or indirect subsidiary of such other constituent corporation or its parent), or upon a sale of substantially all of the property or stock of the Company to another corporation, then, in the discretion of the Committee, (i) each outstanding Option shall be assumed, or an equivalent option substituted, by the successor corporation or its parent, or (ii) the Offering Period then in progress shall be shortened by setting a New Purchase Date, which shall be before the date of the proposed transaction. If the Committee sets a New Purchase Date, the Company shall notify each Participant, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the Participant’s Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 9.2.

ARTICLE VI

OPTION PROVISIONS

6.1 Purchase Price. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the Designated Percent of the Fair Market Value of a share of Common Stock on the Purchase Date.

Until otherwise provided by the Committee, the Designated Percent for purposes of the foregoing sentence is 85 percent. The Committee may change the Designated Percent for any Offering Period but in no event shall the Designated Percent be less than 85 percent.

6.2 Calendar Year $25,000 Limit. Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee’s rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

6.3 Offering Period Limit. Notwithstanding anything else contained herein the maximum number of shares of Common Stock that an Eligible Employee may purchase in any Offering Period is 1,000 shares.

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ARTICLE VII

PURCHASING COMMON STOCK

7.1 Participant’s Contribution and Stock Accounts.

(a) Contribution Account. The Administrator shall establish a book account in the name of each Participant for each Offering Period, which shall be the Participant’s Contribution Account. As discussed in Section 7.2 below, a Participant’s payroll deductions shall be credited to the Participant’s Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below. All cash received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate any assets held under the Plan.

(b) Stock Account and Registration of Shares. At the election of the Administrator, shares of Common Stock acquired upon exercise of an Option may be (i) registered in book entry form on the registration books maintained by the Company’s transfer agent, (ii) certificated in the name of the Company and held by the Company as the nominee for the Participant, or (iii) registered in book-entry form in an account established on behalf of the Participant with a third-party brokerage firm. These shares shall be credited to the Participant’s Stock Account. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Company shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby. The Company may enter into an arrangement with one or more third-party firms to administer the Stock Accounts of Participants.

7.2 Payroll Deductions; Dividends.

(a) Payroll Deductions. By submitting a Request Form at any time before an Offering Period in accordance with rules adopted by the Administrator, an Eligible Employee may authorize payroll deductions to purchase Common Stock under the Plan for any Offering Period. The payroll deductions shall be effective on the first pay period during the Offering Period commencing after receipt of the Request Form by the Administrator. The payroll deduction shall be in any percentage up to a maximum of 20 percent (20%) of such Employee’s Compensation payable each pay period, and at any other time an element of Compensation is payable. Notwithstanding the foregoing, the Committee may impose a maximum dollar limit for payroll deductions in any one Offering Period, subject to Section 6.2.

(b) Dividends. Cash or stock dividends paid on Common Stock which is credited to a Participant’s Stock Account as of the dividend payment date may, at the election of the Company, be automatically reinvested in shares of Common Stock and credited to the Participant’s Stock Account or paid or distributed to the Participant as soon as practicable.

7.3 Automatic Exercise. Unless the cash credited to a Participant’s Contribution Account is withdrawn or distributed as provided in Article VIII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her Contribution Account at that time will purchase at the Purchase Price. If there is a cash balance remaining in the Participant’s Contribution Account at the end of an Offering Period representing the exercise price for a fractional share of Common Stock, such balance may be retained in the Participant’s Contribution Account for the next Offering Period, unless the Participant requests that it be refunded, without interest. Any other cash balance remaining in the Participant’s Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 7.2 or the applicable limitations of Sections 6.2 or 6.3.

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Except as provided in the preceding paragraph, if the cash credited to a Participant’s Contribution Account on the Purchase Date exceeds the applicable Compensation restrictions of Section 7.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period under the applicable limitations of Section 6.2 or Section 6.3, such excess cash shall be refunded to the Participant, without interest. The excess cash may not be used to purchase shares of Common Stock nor retained in the Participant’s Contribution Account for a future Offering Period.

Each Participant shall receive a statement on not less than an annual basis indicating the number of shares credited to his or her Stock Account, if any, under the Plan.

7.4 Listing, Registration, and Qualification of Shares. The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Company of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

ARTICLE VIII

DISCONTINUANCE, WITHDRAWALS AND DISTRIBUTIONS

8.1 Discontinuance. A Participant may discontinue participation in an Offering Period and thereby discontinue his or her payroll deductions for an Offering Period by filing a new Request Form with the Administrator requesting a refund of amounts accumulated in his or her Contribution Account. This discontinuance shall be effective as soon as practicable, typically on the first pay period commencing at least 15 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her participation for an Offering Period may not resume participation in the Plan until the second Offering Period following the discontinuance.

Any amount held in the Participant’s Contribution Account for an Offering Period after the effective date of the discontinuance of his or her participation will, at the election of the Participant, be:

(a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant’s written request received by the Administrator at least 15 days before the next Purchase Date; or

(b) if the Participant so requests or, in the absence of timely instructions from the Participant of a desire to receive cash under (a) above, held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 7.3.

8.3 Leave of Absence; Transfer to Ineligible Status. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her Contribution Account pursuant to Section 7.2. The cash balance then credited to the Participant’s Contribution Account shall, at the election of the Participant, be—

(a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant’s written request received by the Administrator at least 15 days before the next Purchase Date; or

(b) if the Participant so requests or, in the absence of timely instructions from the Participant of a desire to receive cash under (a) above, held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 7.3.

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If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 4.3, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

8.4 Termination of Employment for Reasons Other Than Death. If a Participant terminates employment with the Company and its Subsidiaries for reasons other than death, the cash balance in the Participant’s Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.

8.5 Death. In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant’s estate, in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.

ARTICLE IX

AMENDMENT AND TERMINATION

9.1 Amendment. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

(a) affect any right or obligation with respect to any grant previously made, unless required by law or deemed by the Committee to be necessary or desirable in order to enable the Company to comply with applicable securities laws or regulations, or

(b) unless previously approved by the stockholders of the Company, where such approval is necessary to satisfy applicable securities laws, the Code, or rules of any stock exchange on which the Company’s Common Stock is listed:

(1) in any manner materially affect the eligibility requirements set forth in Sections 4.1 and 4.3, or change the definition of Employer as set forth in Section 2.12, or

(2) increase the number of shares of Common Stock subject to any Options issued to Participants (except as provided in Sections 5.2 and 5.4).

9.2 Termination. The Plan will continue into effect for a term of ten years from the Effective Date unless earlier terminated by the Committee. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in Section 5.1.

Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants’ Contribution Accounts shall be distributed as soon as practicable, without interest.

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ARTICLE X

MISCELLANEOUS

10.1 Registration and Expenses. Whether registered in book entry form or represented in certificate form as provided in Section 7.1(b), shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant’s name jointly with a member of the Participant’s family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant’s name), (c) in a manner giving effect to the status of such shares as community property, or (d) in street name for the benefit of any of the above with a broker designated by the Participant. No other names may be included in the Common Stock registration. The Company shall pay all issue or transfer taxes with respect to the issuance of shares of such Common Stock or the initial transfer of such shares to a brokerage account designated by the Company, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer. Once the shares have been issued to the Participant or initially transferred to such brokerage account on behalf of the Participant, the Company shall bear no expense for further transfers or sale of the shares.

10.2 Employment Rights. Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

10.3 Tax Withholding. The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant’s Compensation to the extent the Administrator deems such withholding to be legally required.

10.4 Rights Not Transferable. Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.

10.5 No Repurchase of Stock by Company. The Company is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

10.6 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by the laws of the United States.

10.7 Indemnification. To the extent allowable under applicable law, each member of the Committee and officers and employees of the Company shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (including, but not limited to, attorneys fees) that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

The foregoing is hereby acknowledged as being the Advaxis, Inc. 2018 Employee Stock Purchase Plan as adopted by Board on January 23, 2018 for submission to the stockholders for approval on March 21, 2018.

ADVAXIS, INC.

By:
Sara Bonstein
Chief Financial Officer

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ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
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1. Election of Directors

Nominees

01 David Sidransky 02 James P. Patton 03 Roni A. Appel 04 Richard J. Berman 05 Samir Khleif

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

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0000351811_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Shareholder Letter is/are available at www.proxyvote.com

ADVAXIS, INC.
2018 Annual Meeting of Stockholders
March 21, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Anthony A. Lombardo and Sara M. Bonstein, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2018 Annual Meeting of Stockholders of Advaxis, Inc., to be held at Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Wednesday, March 21, 2018 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000351811_2 R1.0.1.17